NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

to

Contract Owners

December 31, 2014

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide VLI Separate Account:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2014, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2014, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2015

NATIONWIDE VLI SEPARATE ACCT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

Assets:
Investments at fair value:

V.I. Government Securities Fund: Series I Shares (IVGS1)
1,004,511 shares (cost $11,794,674)	$11,792,960

U.S. Real Estate Portfolio - Class I (MSVRE)
124,627 shares (cost $1,825,645)	2,508,746

NVIT Money Market Fund - Class IV (SAM4)
5,438,485 shares (cost $5,438,485)	5,438,485

VI American Franchise Fund - Series I Shares (ACEG)
198,461 shares (cost $6,462,528)	10,891,556

Total Investments	$30,631,747

Other Accounts Receivable	19,393

Accounts Payable-VI American Franchise Fund - Series I Shares (ACEG)	(6,911)
Accounts Payable-U.S. Real Estate Portfolio - Class I (MSVRE)	(2,802)

$30,641,427

Contract Owners’ Equity:
Accumulation units	30,641,427

Total Contract Owners’ Equity (note 8)	$30,641,427

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

		Total	IVGS1	MSVRE	SAM4	ACEG
Investment Activity:
Reinvested dividends	$	431,331	382,070	44,796	-	4,465
Asset charges (note 3)		(157,357)	(63,065)	(14,274)	(26,187)	(53,831)

Net investment income (loss)		273,974	319,005	30,522	(26,187)	(49,366)

Realized gain (loss) on investments		1,536,365	28,153	468,445	-	1,039,767
Change in unrealized gain (loss) on investments		107,728	109,022	176,292	-	(177,586)

Net gain (loss) on investments		1,644,093	137,175	644,737	-	862,181

Net increase (decrease) in contract owners’ equity resulting from operations	$	1,918,067	456,180	675,259	(26,187)	812,815

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	Total		IVGS1		MSVRE		SAM4
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$273,974	432,661	319,005	454,003	30,522	16,163	(26,187)	(31,959)
Realized gain (loss) on investments	1,536,365	825,464	28,153	91,039	468,445	126,216	-	-
Change in unrealized gain (loss) on investments	107,728	1,383,262	109,022	(1,030,469)	176,292	(102,145)	-	-

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,918,067	2,641,387	456,180	(485,427)	675,259	40,234	(26,187)	(31,959)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	3,144	31,840	-	-	-	-	3,144	31,258
Transfers between funds	-	-	29,141	(810,094)	(750,269)	258,691	721,076	30,111
Surrenders (notes 2d and 6)	(1,207,114)	(2,457,186)	(362,759)	(904,058)	(11,349)	-	(613,298)	(617,590)
Death Benefits (note 4)	(3,875,036)	(2,566,437)	(2,474,290)	(1,678,917)	(10,864)	(100,917)	(891,539)	(585,961)
Net policy repayments (loans) (note 5)	1,254,398	1,779,430	638,190	944,347	(12,724)	(5,661)	658,076	444,411
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(585,887)	(657,000)	(198,786)	(232,141)	(27,363)	(27,388)	(228,165)	(275,301)
Adjustments to maintain reserves	1,202	25,297	(10,774)	3,135	867	56	9,373	20,243

Net equity transactions	(4,409,293)	(3,844,056)	(2,379,278)	(2,677,728)	(811,702)	124,781	(341,333)	(952,829)

Net change in contract owners’ equity	(2,491,226)	(1,202,669)	(1,923,098)	(3,163,155)	(136,443)	165,015	(367,520)	(984,788)
Contract owners’ equity beginning of period	33,132,653	34,335,322	13,716,067	16,879,222	2,647,991	2,482,976	5,805,963	6,790,751

Contract owners’ equity end of period	$30,641,427	33,132,653	11,792,969	13,716,067	2,511,548	2,647,991	5,438,443	5,805,963

CHANGES IN UNITS:
Beginning units	2,175,213	2,531,043	1,303,823	1,554,629	40,597	38,659	592,630	689,674
Units purchased	149,966	95,831	29,366	26,736	26	3,962	119,023	50,609
Units redeemed	(437,645)	(451,661)	(251,298)	(277,542)	(10,787)	(2,024)	(153,755)	(147,653)

Ending units	1,887,534	2,175,213	1,081,890	1,303,823	29,837	40,597	557,898	592,630

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	ACEG
	2014	2013
Investment activity:
Net investment income (loss)	$(49,366)	(5,546)
Realized gain (loss) on investments	1,039,767	608,209
Change in unrealized gain (loss) on investments	(177,586)	2,515,876

Net increase (decrease) in contract owners’ equity resulting from operations	812,815	3,118,539

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	-	582
Transfers between funds	52	521,292
Surrenders (notes 2d and 6)	(219,708)	(935,538)
Death Benefits (note 4)	(498,343)	(200,642)
Net policy repayments (loans) (note 5)	(29,144)	396,333
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(131,573)	(122,170)
Adjustments to maintain reserves	1,736	1,863

Net equity transactions	(876,980)	(338,280)

Net change in contract owners’ equity	(64,165)	2,780,259
Contract owners’ equity beginning of period	10,962,632	8,182,373

Contract owners’ equity end of period	$10,898,467	10,962,632

CHANGES IN UNITS:
Beginning units	238,163	248,081
Units purchased	1,551	14,524
Units redeemed	(21,805)	(24,442)

Ending units	217,909	238,163

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2014

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

(b) The Contracts

Prior to December 31, 1990, only contracts without a front-end sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

INVESCO INVESTMENTS

V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE INVESCO INVESTMENTS TRUST

VI American Franchise Fund - Series I Shares (ACEG)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2014 of such funds. The cost of investments sold is determined on a first in—first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

On January 1, 2014, the Company adopted Accounting Standards Update (ASU) 2013-08, which amends existing guidance in ASC 946, Financial Services – Investment Companies. The amended guidance modifies the definition of investment companies and requires new disclosures around the status of investment companies. In addition, the guidance requires an investment company to measure its noncontrolling interests in another investment company at fair value rather than the equity method of accounting. The adoption of this guidance resulted in increased disclosures only and had no impact on the Account’s financial statements.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Policy Charges

(a) Deductions from Premiums

For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. On flexible payment contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. For multiple and flexible premium contracts, the Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading. For the periods ended December 31, 2014 and 2013, there were no front-end sales charge deductions.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For single premium contracts, the Company currently deducts an annual administrative charge of $90 on purchase payments greater than or equal to $10,000 and totaling less than $25,000, with a guaranteed maximum of $135. For New York contracts, the current charge is $65, with a guaranteed maximum of $120. The charge is $50 on purchase payments totaling $25,000 or more, with a guaranteed maximum of $75.

For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5, with a guaranteed maximum of $7.50, to recover policy maintenance, accounting, record keeping and other administrative expenses.

For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50, with a guaranteed maximum of $25, during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, the administration charge is $5, with a guaranteed maximum of $7.50. The Company deducts an additional charge of $1.50 per year per $1,000 to cover underwriting and administration costs and $0.54 per year per $1,000 to cover sales costs.

The above charges are assessed against each contract by liquidating units.

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2014

For single premium contracts, the charge is determined based upon a specified percentage of each purchase payment. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines a specified amount each year. After the ninth year, the charge is 0%.

For multiple payment contracts and flexible premium contracts, the surrender charge is calculated based upon the initial specified amount and varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge, as defined in the contract in the first year and declines a specified amount each year. After the ninth year (fourteenth year for policies issued in Pennsylvania), the charge is 0%. However, if a policy’s specified amount increases, the amount of the increase will have a nine-year (fourteen year for policies issued in Pennsylvania) surrender charge period. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

The charges are assessed against each contract by liquidating units.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For single premium contracts issued on or after April 16, 1990, the Asset Charges include mortality and expense risk, administrative expense and premium expense charges. These charges are equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment contracts the mortality and expense risk charge is equal to an annual rate of 0.80%. For flexible premium contracts the mortality and expense risk charge is equal to an annual rate of 0.80% decreasing to 0.50% starting on the 10th policy anniversary, if the cash surrender value is $25,000 or more. The above charges are assessed through a reduction in the unit value.

	Total	IVGS1	MSVRE	SAM4	ACEG

Flexible Premium VUL	$447	125	0	88	234
Single Premium issue prior to April 16 1990	$156,241	62,660	14,254	26,020	53,307
Single Premium issue after to April 16 1990	$669	280	20	79	290

Total	$157,357	63,065	14,274	26,187	53,831

(4) Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow up to 90% (50% during the first year of single premium contracts) of a policy’s cash surrender value. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, the loan interest rate is 6.0% per year. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate.

Loan repayments result in a transfer of collateral including interest credited back to the Account.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy (Loans) Repayments. The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2014 and 2013, total transfers into the Account from the fixed account were $2,002,877 and $2,583,527, respectively, and total transfers from the Account to the fixed account were $748,480 and $804,097, respectively.

(7) Fair Value Measurements

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2014.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$30,631,747	$-	$-	$30,631,747

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2014 are as follows:

	Purchases of Investments	Sales of Investments
V.I. Government Securities Fund: Series I Shares (IVGS1)	$667,711	$2,727,990
U.S. Real Estate Portfolio - Class I (MSVRE)	274,524	1,056,376
NVIT Money Market Fund - Class IV (SAM4)	1,144,396	1,511,904
VI American Franchise Fund - Series I Shares (ACEG)	824,392	1,751,251

	$2,911,023	$7,047,521

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2014, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2014. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
V.I. Government Securities Fund: Series I Shares (IVGS1)
2014	0.50%	1,079,425	$10.900793	$11,766,588	3.03%	3.62%
2014	1.00%	2,465	10.702406	26,381	3.03%	3.10%
2013	0.50%	1,300,631	10.520226	13,682,932	3.46%	-3.11%
2013	1.00%	3,192	10.380530	33,135	3.46%	-3.59%
2012	0.50%	1,551,155	10.857598	16,841,817	3.01%	1.96%
2012	1.00%	3,474	10.767131	37,405	3.01%	1.45%
2011	0.50%	1,789,380	10.648564	19,054,327	0.00%	6.49%	4/29/2011
2011	1.00%	3,731	10.612899	39,597	0.00%	6.13%	4/29/2011
U.S. Real Estate Portfolio - Class I (MSVRE)
2014	0.50%	29,785	84.251002	2,509,416	1.59%	29.07%
2014	1.00%	52	40.995865	2,132	1.59%	28.43%
2013	0.50%	40,540	65.273109	2,646,172	1.10%	1.54%
2013	1.00%	57	31.920385	1,819	1.10%	1.04%
2012	0.50%	38,597	64.280040	2,481,017	0.86%	15.26%
2012	1.00%	62	31.592343	1,959	0.86%	14.68%
2011	0.50%	40,350	55.771235	2,250,369	0.86%	5.39%
2011	1.00%	67	27.548115	1,846	0.86%	4.87%
2010	0.50%	38,103	52.917738	2,016,325	2.19%	29.31%
2010	1.00%	72	26.269333	1,891	2.19%	28.67%
NVIT Money Market Fund - Class IV (SAM4)
2014	0.50%	557,170	9.748418	5,431,526	0.00%	-0.50%
2014	1.00%	728	9.501809	6,917	0.00%	-1.00%
2013	0.50%	591,362	9.797371	5,793,793	0.00%	-0.50%
2013	1.00%	1,268	9.597789	12,170	0.00%	-1.00%
2012	0.50%	688,283	9.846627	6,777,266	0.00%	-0.50%
2012	1.00%	1,391	9.694734	13,485	0.00%	-1.00%
2011	0.50%	761,105	9.896210	7,532,055	0.00%	-0.50%
2011	1.00%	1,507	9.792929	14,758	0.00%	-1.00%
2010	0.50%	935,537	9.945768	9,304,634	0.00%	-0.50%
2010	0.80%	2,203	9.913262	21,839	0.00%	-0.80%
2010	1.00%	1,612	9.891565	15,945	0.00%	-1.00%
VI American Franchise Fund - Series I Shares (ACEG)
2014	0.50%	214,762	50.607149	10,868,493	0.04%	7.90%
2014	0.95%	61	46.528839	2,838	0.04%	7.41%
2014	1.00%	3,086	8.793382	27,136	0.04%	7.36%
2013	0.50%	232,740	46.902432	10,916,072	0.44%	39.44%
2013	0.95%	61	43.317158	2,642	0.44%	38.81%
2013	1.00%	5,362	8.190515	43,918	0.44%	38.74%
2012	0.50%	242,174	33.636797	8,145,958	0.00%	13.16%
2012	0.95%	61	31.205558	1,904	0.00%	12.65%
2012	1.00%	5,846	5.903371	34,511	0.00%	12.60%
2011	0.50%	267,206	29.724485	7,942,561	0.00%	-6.64%
2011	0.95%	61	27.700676	1,690	0.00%	-7.06%
2011	1.00%	6,327	5.242955	33,172	0.00%	-7.11%
2010	0.50%	275,271	31.839792	8,764,571	0.00%	19.25%
2010	0.95%	61	29.805553	1,818	0.00%	18.71%
2010	1.00%	6,765	5.644167	38,183	0.00%	18.65%

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Government Portfolio - Class I (obsolete) (ACG)
2010	0.50%	540,494	$35.804028	$19,351,862	0.21%	4.71%
2010	0.95%	309	33.514971	10,356	0.21%	4.24%
2010	1.00%	2,698	14.587534	39,357	0.21%	4.19%

2014	Contract owners equity:				$30,641,427
2013	Contract owners equity:				$33,132,653
2012	Contract owners equity:				$34,335,322
2011	Contract owners equity:				$36,870,375
2010	Contract owners equity:				$39,566,781

*	This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.
****	This represents the date the underlying mutual fund option was initially added and funded.